UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2018

Ecoark Holdings, Inc.

Exact name of registrant as specified in its charter

Nevada	000-53361	30-0680177
State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

3333 S. Pinnacle Hills Parkway Suite 220 Rogers, Arkansas	72758
(Address of principal executive offices)	(Zip Code)

(479) 259-2977

(Registrants’ telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events.

On March 5, 2018, Ecoark Holdings, Inc.’s subsidiary, Zest Labs, Inc., (the “Company”) issued a press release announcing the launch of its professional services practice. The Company also announced that it has signed a $1.5 million professional services agreement with one of the world’s largest retailers, which is Walmart Inc.

The press release, attached hereto as Exhibit 99.1, is incorporated herein.

Item 9.01    Financial Statements and Exhibits.

Exhibits:

99.1	Press release, dated March 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOARK HOLDINGS, INC.

Date: March 5, 2018	By:	/s/ Randy May
	Name:	Randy May
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated March 5, 2018

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